Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of non-adjusting events after reporting period [text block]	Subsequent events
24.1Receipt of Loan from Ambipar Lux S.À.R.L. for Debt Refinancing
On February 28, 2024, Ambipar Lux S.À R.L. sent to Ambipar Holding USA, Inc a total of US$200,000 (two hundred million United States dollars) as a loan, with remuneration of 9.875% (nine integers and eight hundred and seventy-five thousandths percent) per year, with a term of 7 (seven) years and maturity on February 6, 2031 with personal guarantee granted by the controlling company Ambipar Participações e Empreendimentos S.A.. The resources received will be used to refinance financial obligations contributing to the improvement of the company's capital structure and are also applied to finance or refinance eligible green investments (Green Notes).
24.2Announcement of the exercise of the right to advance early redemption of all single series debentures.
On March 5, 2024, Ambipar Participações e Empreendimentos S.A. communicates to its debenture holders holding debentures of the 2nd issue (AMBP12) and 3rd issue (AMBP13), and Emergência Participações S.A. jointly communicates to its debenture holders holding debentures of the 1st issue (EMGP11), which will exercise the right to optional early redemption of all single series debentures, according to publications in the newspaper O Dia, carried out by both companies on March 5, 2024.
Optional Early Redemptions will be made upon full payment of (i) the Nominal Unit Value of the Single Series Debentures, plus: (ii) Remunerative Interest, calculated pro rata temporis and (iii) the premium as provided for in the Deed Clause of each Emission.
Until March 27, 2024, Emergência Participações S.A. settled the amount of R$2,788,540, referring to the issuance of the debentures mentioned above, Working Capital operation with Banco do Brasil and Banco Itaú Commercial Note.